                                                                    EXHIBIT 10.3

                        TOTAL RENAL CARE HOLDINGS, INC.

                      LIMITED WAIVER AND SECOND AMENDMENT
                  TO AMENDED AND RESTATED TERM LOAN AGREEMENT

  This LIMITED WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this "Amendment") is dated as of August 9, 1999, and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as collateral agent and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998, as amended to the date hereof (as so amended, the "Term Loan Agreement"), by and among the Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                    RECITALS

  WHEREAS, the Borrower, the undersigned Lenders, constituting Required Lenders, the Administrative Agent, and the Syndication Agent desire to amend the Term Loan Agreement for the purpose of increasing the interest rates payable on the Loans and shortening the maturity from March 31, 2008 to March 31, 2006;

  WHEREAS, the Borrower may need to adjust its financial statements for the fiscal period ending on March 31, 1999, in order to increase certain charges and decrease its net income reported for such period (the "Prior Period Adjustments"), and the Borrower has requested Lenders to waive any Defaults or Events of Default that may have arisen under the Term Loan Agreement as a direct or indirect result of the failure of the financial statements, Compliance Certificates and other documents delivered by the Borrower under the Term Loan Agreement and the Revolving Credit Facility to reflect the Prior Period Adjustments or to incorporate the effects of such Prior Period Adjustments in calculations based on Borrower's financial position and results of operations for such period, and Lenders are willing to waive any such Defaults and Events of Default, subject to the terms and conditions hereof;

  WHEREAS, Borrower has requested the lenders that are parties to the Revolving Credit Facility to enter into an Amendment No. 3 and Waiver to and Under Amended and Restated Revolving Credit Agreement substantially in the form of Annex I hereto (the "Revolving Credit Facility Waiver"), pursuant to which such lenders would waive certain defaults that may have arisen under the Revolving Credit Facility resulting from, among other things, the Borrower's failure to comply with subsection 7.15 thereof;

  WHEREAS, the Borrower has requested Lenders to waive any Defaults or Events of Default that may have arisen under subsection 9.1(g) of the Term Loan Agreement as a result of any defaults that may have arisen under the Revolving Credit Facility that will be waived pursuant to the Revolving Credit Facility Waiver, and Lenders are willing to waive any such Defaults and Events of Default, subject to the terms and conditions hereof;

  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1 Amendments to Section 1: Definitions and Principals of Construction

  A. Section 1.1 of the Term Loan Agreement is hereby amended effective as of August 9, 1999, by deleting clause (a) of the definition of "Applicable Margin" in its entirety and substituting the following therefor:

    "(a) at all times, with respect to the unpaid principal amount of Eurodollar Advances and ABR Advances, and based on the most recently delivered Compliance Certificate of the Borrower, the percentage set forth below under the heading "Applicable Margin for Eurodollar Advances" or "Applicable Margin for ABR Advances", as applicable, next to the applicable period:

                                                         Applicable Applicable
                                                         Margin for Margin for
                                                         Eurodollar    ABR
                          Period                          Advances   Advances
                          ------                         ---------- ----------
   When the Leverage Ratio is greater than 4.00:1.00....    3.00%      1.75%
   When the Leverage Ratio is equal to or less than
    4.00:1.00 but greater than 3.50:1.00................    2.75%      1.50%
   When the Leverage Ratio is equal to or less than
    3.50:1.00 but greater than 3.00:1.00................    2.50%      1.25%
   When the Leverage Ratio is equal to or less than
    3.00:1.00...........................................    2.25%      1.00%"

  B. Section 1.1 of the Term Loan Agreement is hereby further amended by deleting the reference to the date "March 31, 2008" in the definition of "Maturity Date" contained therein and substituting "March 31, 2006" therefor.

  1.2 Amendment to Section 2: Amount and Terms of Loans

  A. Section 2.4(b) of the Term Loan Agreement is hereby amended by (i) deleting the reference to "$4,000,000" opposite the reference to "September 30, 2006" contained therein and substituting "$368,000,000" therefor; (ii) deleting the last two lines in the table of Scheduled Repayments of Term Loans contained therein; and (iii) deleting the final reference to the date "March 31, 2008" contained in the proviso therein and substituting "the Maturity Date" therefor.

Section 2. LIMITED WAIVER TO TERM LOAN AGREEMENT

  A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, Lenders hereby waive any Defaults and Events of Default that may have arisen under the Term Loan Agreement as a direct or indirect result of the failure of the financial statements, Compliance Certificates and other documents delivered by the Borrower under the Term Loan Agreement and the Revolving Credit Facility to reflect the Prior Period Adjustments or to incorporate the effects of such Prior Period Adjustments in calculations based on Borrower's financial position and results of operations for the fiscal period ending on March 31, 1999.

  B. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, simultaneously with the effectiveness of the Revolving Credit Facility Waiver, Lenders hereby waive any Defaults and Events of Default that may have arisen under subsection 9.1(g) of the Term Loan Agreement as a result of any defaults that may have arisen under the Revolving Credit Facility that will be and remain waived pursuant to the Revolving Credit Facility Waiver.

  Without limiting the generality of the provisions of subsection 11.1 of the Term Loan Agreement, the waivers set forth above shall be limited precisely as written and nothing in this Amendment shall be deemed to:

    (a) constitute a waiver of any Defaults or Events of Default arising as a result of any inaccuracy in financial statements of the Borrower other than the failure of such statements to reflect the Prior Period

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  Adjustments, or arising under subsection 9.1(g) of the Term Loan Agreement in any other instance, or a waiver any other term, provision or condition of the Term Loan Agreement or any other instrument or agreement referred to therein; or

    (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon any existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Term Loan Agreement or any other instrument or agreement referred to therein.

Section 3. CONDITIONS TO EFFECTIVENESS

  Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

  A. Required Lenders (as such term is defined in the Revolving Credit Agreement) shall have entered into the Revolving Credit Facility Waiver, Administrative Agent and Syndication Agent shall have received an executed copy thereof, and such Revolving Credit Facility Waiver shall have become effective simultaneously with the effectiveness hereof.

  B. Borrower shall have executed and delivered to Administrative Agent Allonges to Promissory Notes substantially in the form of Annex II hereto (each, an "Allonge"), duly completed for each outstanding Term Loan Note.

  C. Borrower shall have paid to Administrative Agent, for distribution to each Approving Lender (as defined in Section 7C hereof), the fees set forth in
Section 7C hereof.

  D. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent and the Syndication Agent) taken by it to authorize this Amendment and the transactions contemplated hereby, and (ii) setting forth the incumbency of its officer or officers (including therein the signature specimen of such officer or officers) who may sign this Amendment, any Loan Document or any other document, notice or certificate executed and delivered in connection with any Loan Document..

  E. The Administrative Agent shall have received the opinion of the general counsel of the Borrower, the Guarantors and the Pledgors, dated the Second Amendment Effective Date and addressed to the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.

Section 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

  In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

  A. Corporate Power and Authority. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "Amended Agreement") and, in the case of Borrower, the Term Loan Notes as amended by the Allonges (the "Amended Notes").

  B. Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party and the execution and delivery of the Allonges have been duly authorized by all necessary corporate action on the part of Borrower. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party and the performance and payment of the Amended Notes has been duly authorized by all necessary corporate action on the part of Borrower.

  C. No Conflict. The execution and delivery by each Credit Party of this Amendment, the execution and delivery by Borrower of the Allonges, the performance by each Credit Party of the Amended Agreement, and the performance and payment by Borrower of the Amended Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries.

  D. Governmental Consents. The execution and delivery by each Credit Party of this Amendment, the execution and delivery by Borrower of the Allonges, the performance by each Credit Party of the Amended Agreement, and the performance and payment by Borrower of the Amended Notes do not and will not do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

  E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Allonges have been duly executed and delivered by Borrower and the Allonges and the Amended Notes are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

  F. Incorporation of Representations and Warranties From Term Loan Agreement. The representations and warranties contained in Section 4 of the Term Loan Agreement (after giving effect to this Amendment) are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default, other than any Events of Default that will be cured or waived upon the effectiveness of this Amendment.

Section 5. ACKNOWLEDGEMENT AND CONSENT

  Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and
(ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. Each of the other Guarantors listed on the signature pages hereof is a party to the Subsidiary Guaranty pursuant to which such Guarantor has guarantied the Obligations. Borrower and the

Guarantors are collectively referred to herein as the "Credit Support Parties", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "Credit Support Documents".

  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

Section 6. PAYMENT OF ADDITIONAL INTEREST

  On or before August 16, 1999, the Borrower shall deliver to Administrative Agent a revised Compliance Certificate for the fiscal quarter of Borrower ended on March 31, 1999, which shall recalculate the Leverage Ratio to reflect the Prior Period Adjustments. The Applicable Margin for the period from May 17, 1999 (the date the Borrower delivered the original Compliance Certificate for the fiscal quarter of Borrower ended on March 31, 1999), to and including the date the next Compliance Certificate is delivered or is required to be delivered shall be based on such revised Leverage Ratio. On or before August 20, 1999, the Borrower shall pay to Administrative Agent, for distribution to Lenders (including assignors of Notes to Lenders, as applicable) any additional interest that accrued under the Term Loan Agreement and Notes during the period from and including May 17, 1999, to and including August 19, 1999, as a result of any increase in the Applicable Margin caused by the Prior Period Adjustments, to the extent that such accrued interest would have been payable on any Interest Payment Date during such period. All such additional interest that accrued under the Term Loan Agreement and the Notes on and after May 17, 1999, that is not paid on August 19, 1999, shall continue to be owed under the Term Loan Agreement and the Notes, and shall be paid in accordance with the Term Loan Agreement on the next applicable Interest Payment Date.

Section 7. MISCELLANEOUS

  A. Reference to and Effect on the Term Loan Agreement and the Other Loan Documents.

    (i) On and after the Second Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan

  Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

    (ii) Except as specifically amended by this Amendment and the Allonges, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (iii) The definition of "Applicable Margin" in the Term Loan Agreement as in effect immediately prior to August 9, 1999, shall continue to govern the calculation of interest payable thereunder for periods prior to such date.

    (iv) The execution, delivery and performance of this Amendment shall and the Allonges not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

  B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, and Special Counsel, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower and shall be promptly paid by Borrower following the submission of an invoice therefor.

  C. Consent Fee. Borrower shall pay to Administrative Agent, for distribution to each Lender that shall have executed and delivered (without any reservation or condition) a counterpart of this Amendment to Administrative Agent before 5:00 p.m. (New York City time) on August 9, 1999 (each, an "Approving Lender"), non-refundable fees in the amount of 1/8 of 1% of the aggregate amount of the Loans of each such Approving Lender (immediately prior to the effectiveness hereof).

  D. Consent to Revolving Credit Facility Waiver. The Lenders hereby consent to the Revolving Credit Facility Waiver.

  E. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

  F. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  G. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders, Administrative Agent, and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                                    ANNEX I

                        REVOLVING CREDIT FACILITY WAIVER

                                    ANNEX II

                               [FORM OF ALLONGE]

                           ALLONGE TO PROMISSORY NOTE

  By this Allonge to Promissory Note (this "Allonge"), the undersigned, Total Renal Care Holdings, Inc. ("Borrower"), hereby acknowledges that pursuant to that certain Limited Waiver and Second Amendment to Amended and Restated Term Loan Agreement dated as of August 9, 1999, by and among Borrower, the financial institutions listed on the signature pages thereof as lenders, DLJ Capital Funding, Inc., as Syndication Agent, The Bank of New York, as Administrative Agent, and the Credit Support Parties named therein, the final scheduled maturity date of all amounts owed under Borrower's Promissory Note to which this Allonge is attached has been amended to March 31, 2006, and that each reference in such Promissory Note to "March 31, 2008" is hereby amended to be a reference to "March 31, 2006".

Date: August   , 1999                     TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                 TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

CREDIT SUPPORT PARTIES:                   TOTAL RENAL CARE, INC.,
                                          TOTAL RENAL CARE ACQUISITION CORP.
                                          RENAL TREATMENT CENTERS, INC.,
                                          RENAL TREATMENT CENTERS-
                                           MID-ATLANTIC, INC.
                                          RENAL TREATMENT CENTERS-
                                           NORTHEAST, INC.
                                          RENAL TREATMENT CENTERS-
                                           CALIFORNIA, INC.
                                          RENAL TREATMENT CENTERS-WEST, INC.
                                          RENAL TREATMENT CENTERS-
                                           SOUTHEAST, INC. (for purposes of
                                           Section 5 only) each as a Credit
                                           Support Party

                                          Each by: ____________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          TRC WEST, INC., (for purposes of
                                          Section 5 only) as a Credit Support
                                          Party

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

AGENTS:                                   THE BANK OF NEW YORK, Individually
                                           and as
                                          Administrative Agent and Collateral
                                           Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          DLJ CAPITAL FUNDING, INC.,
                                          Individually and as Syndication
                                          Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

LENDERS:                                  [omitted]

                                      S-2